SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 28, 2000
                Date of Report (Date of earliest event reported)


                              PMCC FINANCIAL CORP.
             (Exact name of Registrant as specified in its charter)


       Delaware                      0-7614                     11-3404072
(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                     Identification Number)



                               3 Expressway Plaza
                         Roslyn Heights, New York 11577


                                 (516) 625-3000
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2


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Item 4.  Changes in Registrant's Certifying Accountant

     (a)  Resignation of independent accountants

                    (i) On February 28, 2000, the Registrant received a letter dated February 24, 2000 from KPMG LLP, the Registrant's independent accountants, confirming that the client-auditor relationship between the Registrant and KPMG LLP had ceased. KPMG LLP had not yet been retained to audit the Registrant's financial statements for the year ended December 31, 1999.

                    (ii) The independent  auditor's  report on the  consolidated financial statements for the two years ended December 31, 1998 contained no adverse opinion, no disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principals.

                    (iii) Not applicable.

                    (iv) In  connection  with the audits of the two years  ended
                         December 31, 1998 and during any subsequent interim periods preceding February 24, 2000, the Registrant had no disagreements with the independent auditors on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the independent auditors, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

                    (v)  Not applicable.

     (b)  Engagement of new independent accountants

                    (i) On March 2, 2000, the Registrant's board of directors formally engaged Marcum & Kliegman, LLP, 130 Crossways Park Drive, Woodbury, New York, as its new independent auditors (the "new accounting firm") to audit the Registrant's financial statements. The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304 (a) (2) (i) or (ii).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibit  16.  Letter  from  KPMG  LLP   regarding   change  in
independent auditors.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PMCC FINANCIAL CORP.

Date:  March 6, 2000

                                              By: /s/ Stephen J. Mayer
                                                  --------------------
                                                  Name:  Stephen J. Mayer
                                                  Title: Chief Financial Officer